UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2007

SUNRISE SENIOR LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7902 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

On September 5, 2007, Sunrise Senior Living, Inc. (“Sunrise”) settled the litigation previously filed by Millenco, L.L.C. seeking an order from the Court of Chancery of the State of Delaware pursuant to Section 211 of the Delaware General Corporation Law requiring that Sunrise hold its 2007 annual meeting of stockholders within forty-five days after the date on which any such court order is entered. As reflected in a Stipulated Final Order entered by the Delaware Chancery Court on September 5, 2007, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference:

•	Sunrise will hold its 2007 annual meeting on October 16, 2007;

•	the record date for the 2007 annual meeting will be September 24, 2007;

•
the shares of stock represented at the 2007 annual meeting, either in person or by proxy, and entitled to vote thereat, will constitute a quorum for the purpose of the 2007 annual meeting, notwithstanding any provision in Sunrise’s certificate of incorporation or bylaws to the contrary;

•
at the 2007 annual meeting, Paul J. Klaassen and Craig R. Callen, two incumbent directors whose terms of office expire at the 2007 annual meeting, and Lynn Krominga, one of the candidates proposed by Millenco and agreed to by the Sunrise board of directors, will stand for election to the director class that will next stand for election in 2010;

•	no other nominees will stand for election at the 2007 annual meeting; and

•	no business will be conducted at the 2007 annual meeting other than the election of directors.

In connection with the settlement of this litigation, effective September 5, 2007 Sunrise’s board of directors also expanded the size of the board from eight to nine members and appointed Ms. Krominga as a director to an initial term of office expiring at the 2007 annual meeting. See Item 5.02 below.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New CFO. On September 6, 2007, Sunrise’s board of director appointed Richard J. Nadeau as Sunrise’s new Chief Financial Officer. Julie A. Pangelinan, who served as Acting Chief Financial Officer from April 23, 2007 through September 5, 2007, will continue as Sunrise’s Chief Accounting Officer and work closely with Mr. Nadeau in that role.

Mr. Nadeau previously served since July 2007 as a consultant to Sunrise to assist with the completion of Sunrise’s pending restatement and Sarbanes-Oxley Section 404 compliance efforts. From July 2006 to May 2007, Mr. Nadeau served as Chief Financial Officer of The Mills

Corporation, a publicly traded developer, owner and manager of a diversified portfolio of regional shopping malls and retail and entertainment centers. From April 2006 until July 2006, Mr. Nadeau was Executive Vice President, Finance and Accounting at Mills. Mr. Nadeau joined Mills following Mills’ announcement in January 2006 of a pending restatement of its financial statements. In his role as Mills’ new Chief Financial Officer, he oversaw approximately 200 people in the areas of accounting, finance and budgeting, information technology and human resources, and assisted in Mills’ sale process which was successfully completed in April 2007 when Mills was acquired by Simon Property Group and Farallon Capital. From May 2005 to March 2006, Mr. Nadeau was Chief Financial Officer of Colt Defense LLC, a privately held designer, developer and manufacturer of small arms and weapon systems. From June 2002 to May 2005, Mr. Nadeau was a partner at the accounting firm of KPMG LLP. While at KPMG LLP, Mr. Nadeau was the engagement and audit partner for several real estate companies, including two publicly traded REITs, and served as an SEC reviewing partner for several large public companies in the Mid-Atlantic region. From May 1977 to June 2002, he worked for Arthur Andersen LLP, where he served as a national practice director and audit partner, serving real estate companies, service-related companies and government contractors.

The compensation committee of Sunrise’s board of directors has approved the following compensation arrangements for Mr. Nadeau in his role as Chief Financial Officer:

•	2007 annual base salary of $450,000;

•	Calendar year 2007 target bonus eligibility of up to 75% of 2007 annual base salary based upon achievement of criteria to be established by the compensation committee of the board of directors; and

•	Monthly car allowance of $500.

In addition, as Chief Financial Officer, Mr. Nadeau will be entitled to participate in Sunrise’s senior executive severance plan. A description of the material terms of that plan is contained in Sunrise’s proxy statement for its 2006 annual meeting of stockholders, as previously filed with the SEC, and is incorporated herein by reference.

Appointment of New Director. As described under Item 1.01 above, effective September 5, 2007 Sunrise’s board of directors expanded the size of the board from eight to nine members and appointed Lynn Krominga as a director to an initial term of office expiring at the 2007 annual meeting. Ms. Krominga was also appointed as a member of the committee of non-management directors.

Ms. Krominga is an attorney and business executive. Since 1999, Ms. Krominga has been a consultant to private equity and venture capital firms and to start-up and early stage technology companies. From 1981 to 1999, Ms. Krominga held various senior executive and legal offices at Revlon Consumer Products Group, including President, Licensing Division from 1992 until 1998. Prior to that, Ms. Krominga was an attorney at American Express and at Cleary, Gottlieb, Steen & Hamilton. Ms. Krominga also currently serves on the board of directors, audit committee and compensation committee of Avis Budget Group, Inc.

Ms. Krominga will receive a $75,000 annual retainer paid to each of Sunrise’s non-management directors and $1,000 per committee meeting attended. In addition, she will receive a cash payment of $100,000 in connection with becoming a member of Sunrise’s board of directors. Sunrise’s prior practice had been to grant equity compensation to new directors in the form of stock options under Sunrise’s equity based plans. However, due to, among other things, the previously announced pending restatement of Sunrise’s historical financial statements, which has resulted in the suspension of the use of Sunrise’s Form S-8 registration statements for its equity based plans, the board of directors determined not to grant stock options to Ms. Krominga in connection with her becoming a director.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

10.1	Stipulated Final Order of the Delaware Court of Chancery, dated September 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC. (Registrant)

Date: September 10, 2007	By:	/s/ John. F. Gaul
John F. Gaul
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stipulated Final Order of the Delaware Court of Chancery, dated September 5, 2007